UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
           Date of report (earliest event reported): November 25, 2005

                               SEA CONTAINERS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   1-7560                                98-0038412
          ------------------------                   ------------------
          (Commission file number)                    (I.R.S. Employer
                                                     Identification No.

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02     Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers.

         At a meeting of the registrant's board of directors held on November 25, 2005, the registrant's President and Chief Executive Officer, James B. Sherwood, at his request was relieved of his Chief Executive duties on an interim basis for health reasons. He remains Chairman of the Board. The board also agreed to Mr. Sherwood's request that the Chief Executive position be formally transferred on an interim basis to Mr. Ian C. Durant, who already has been filling this position informally during Mr. Sherwood's convalescence in addition to his normal position as the registrant's chief financial officer.

         Mr. Durant is 47 and a Chartered Accountant. Before joining the registrant, he was Group Finance Director of Thistle Hotels plc in Great Britain, and Finance Director of two U.K.-listed affiliates of the Jardine Matheson Group -- Hongkong Land Holdings and Dairy Farm International.

         The material terms of Mr. Durant's employment agreement with the registrant are an annual salary of (pound)275,000 ($475,000) and termination by either party on 12 months' notice.

         The registrant's December 1, 2005 press release announcing Mr. Sherwood's medical condition and Mr. Durant's appointment as interim Chief Executive Officer of the registrant is being filed as an exhibit, and is incorporated by reference, in this report.



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


ITEM 9.01     Financial Statements and Exhibits

              (c)     Exhibit
                      -------

                      99 Press release of Sea Containers Ltd. dated December 1, 2005 announcing appointment of interim Chief Executive Officer.





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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SEA CONTAINERS LTD.

                                         By: /s/ E.S. Hetherington
                                             ---------------------
                                             Edwin S. Hetherington
                                             Vice President, General Counsel and
                                                    Secretary


Date:  December 1, 2005




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